  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) OF The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                               May 13, 2015    (May 12, 2015)

CHEMUNG FINANCIAL CORPORATION
 (Exact name of Registrant as specified in its charter)

New York	0-13888	16-123703-8
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One Chemung Canal Plaza, P.O. Box 1522, Elmira, NY 14901

(Address of principal executive offices)               (Zip Code)

(607) 737-3711

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(B) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 12, 2016, Ronald M. Bentley, Chief Executive Officer (the “CEO”) of Chemung Financial Corporation (the “Corporation”) and Chemung Canal Trust Company (the “Bank”) announced to shareholders and employees that he will retire from the Corporation and the Bank on December 31, 2016. Upon his retirement, Mr. Bentley will be replaced as CEO by Anders M. Tomson, the current President and Chief Operating Officer. Mr. Bentley will remain on the Board of Directors after retiring as CEO. On May 12, 2016, the Corporation issued a press release announcing the retirement of Mr. Bentley. The press release is furnished as Exhibit 99.1 to this report.

Effective May 12, 2016, William D. Eggers and Eugene M. Sneeringer retired from the Corporation’s and the Bank’s Board of Directors. Mr. Eggers retired due to attaining the maximum age to serve as a director. Mr. Sneeringer retired to pursue personal interests.

ITEM 5.07   Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of Chemung Financial Corporation (NASDAQ: CHMG), held May 12, 2016, shareholders voted on three proposals. The proposals are described in detail in the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2016. Ronald M. Bentley, Chief Executive Officer, and Anders M. Tomson, President and Chief Operating Officer, made presentations at the Annual Meeting which included slides containing financial and other information. A copy of these slides is contained in Exhibit 99.2 which is attached hereto and incorporated herein by reference. On May 13, 2016, the Corporation issued a press release describing the voting results for the election of directors and other information presented at the Annual Meeting. The press release is furnished as Exhibit 99.3 to this report.

Proposal 1: Election of Directors

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Ronald M. Bentley	3,007,444	96,090	877,574
Robert H. Dalrymple	2,986,376	117,158	877,574
Clover M. Drinkwater	2,802,870	300,664	877,574
Richard W. Swan	2,966,783	136,751	877,574
Kevin B. Tully	3,018,267	85,267	877,574

Messrs. Bentley, Dalrymple, Drinkwater, Swan and Tully were elected.

Proposal 2: Approval of the Company’s Named Executive Officers’ Compensation (“Say-on-Pay”)

Say-on-Pay
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,776,654	244,956	81,923	877,574

The Company’s Named Executive Officers’ compensation was approved.

Proposal 3: Ratification of the Appointment of Crowe Horwath LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016

Votes For	Votes Against	Abstain
3,874,794	97,436	8,878

The appointment of Crowe Horwath LLP was ratified.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.

	99.1	Press release of Chemung Financial Corporation dated May 12, 2016.

	99.2	Copies of slides used in a presentation at the 2016 Annual Meeting of Shareholders of Chemung Financial Corporation at the Holiday Inn – Riverview, 760 East Water Street, Elmira, New York at 2:00 p.m. on May 12, 2016.

	99.3	Press release of Chemung Financial Corporation dated May 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on behalf by the undersigned, hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

May 13, 2016	By:	/s/ Karl F. Krebs
Karl F. Krebs
Chief Financial Officer and Treasurer